SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                              ---------------------


 DWS Alternative Asset Allocation Plus Fund   DWS Floating Rate Plus Fund                 DWS Massachusetts Tax-Free Fund
 DWS Balanced Fund                            DWS Global Bond Fund                        DWS Micro Cap Fund
 DWS Blue Chip Fund                           DWS Global Opportunities Fund               DWS Mid Cap Growth Fund
 DWS California Tax-Free Income Fund          DWS Global Thematic Fund                    DWS New York Tax-Free Income Fund
 DWS Capital Growth Fund                      DWS GNMA Fund                               DWS RREEF Global Infrastructure Fund
 DWS Climate Change Fund                      DWS Gold & Precious Metals Fund             DWS RREEF Global Real Estate Securities
 DWS Commodity Securities Fund                DWS Growth & Income Fund                      Fund
 DWS Communications Fund                      DWS Health Care Fund                        DWS RREEF Real Estate Securities Fund
 DWS Core Fixed Income Fund                   DWS High Income Fund                        DWS S&P 500 Index Fund
 DWS Core Plus Allocation Fund                DWS High Income Plus Fund                   DWS Short Duration Fund
 DWS Core Plus Income Fund                    DWS Inflation Protected Plus Fund           DWS Short Duration Plus Fund
 DWS Disciplined Long/Short Growth Fund       DWS Intermediate Tax/AMT Free Fund          DWS Short-Term Municipal Bond Fund
 DWS Disciplined Long/Short Value Fund        DWS International Fund                      DWS Small Cap Core Fund
 DWS Disciplined Market Neutral Fund          DWS International Select Equity Fund        DWS Small Cap Growth Fund
 DWS Dreman Concentrated Value Fund           DWS International Value Opportunities       DWS Strategic Government Securities Fund
 DWS Dreman High Return Equity Fund             Fund                                      DWS Strategic High Yield Tax-Free Fund
 DWS Dreman Mid Cap Value Fund                DWS Japan Equity Fund                       DWS Strategic Income Fund
 DWS Dreman Small Cap Value Fund              DWS Large Cap Value Fund                    DWS Target 2010 Fund
 DWS EAFE(R) Equity Index Fund                DWS Large Company Growth Fund               DWS Target 2011 Fund
 DWS Emerging Markets Equity Fund             DWS Latin America Equity Fund               DWS Target 2012 Fund
 DWS Emerging Markets Fixed Income Fund       DWS LifeCompass 2015 Fund                   DWS Target 2013 Fund
 DWS Enhanced S&P 500 Index Fund              DWS LifeCompass 2020 Fund                   DWS Target 2014 Fund
 DWS Equity 500 Index Fund                    DWS LifeCompass 2030 Fund                   DWS Technology Fund
 DWS Equity Income Fund                       DWS LifeCompass 2040 Fund                   DWS U.S. Bond Index Fund
 DWS Equity Partners Fund                     DWS LifeCompass Retirement Fund             DWS Value Builder Fund
 DWS Europe Equity Fund                       DWS Lifecycle Long Range Fund
                                              DWS Managed Municipal Bond Fund

------------------------------------------------------------------------------------------------------------------------------------


Effective on or about September 2, 2008, disclosure in the Fund's Statement of Additional Information that describes the methods of segregating assets or otherwise "covering" transaction, shall no longer apply, and the following disclosure replaces similar disclosure, or for certain funds is added as new disclosure, in each Fund's Statement of Additional Information:

Asset Segregation

Certain investment transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Fund engages in such transactions, the Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets for segregation and cover purposes could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.









               Please Retain This Supplement for Future Reference